FIRST AMENDMENT TO CREDIT AGREEMENT


                  This Amendment is made as of the 11th day of April, 1997 by and between ROYAL GRIP, INC., a Nevada corporation ("Royal Grip") and ROXXI, INC., a Nevada corporation ("Roxxi") (collectively, the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                  The Borrower and the Lender have entered into the Credit and Security Agreement dated as of February 10, 1997 (the "Credit Agreement").

                  The Lender has agreed to make certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

                  The loan advances under the Credit Agreement are evidenced by the Borrower's Revolving and Term Note dated as of February 10, 1997, in the maximum principal amount of $2,450,000.00 and payable to the order of the Lender (the "Note").

                  All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                   1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                   2. Prior to the date of this Amendment, the Borrower has (i) failed to submit audited fiscal year-end financial statements within 90 days of the fiscal year-ending 1996 as required by Section 6.1(a) of the Credit Agreement, (ii) failed to maintain the minimum debt service coverage ratio required by Section 6.12 of the Credit Agreement, (iii) failed to maintain the minimum Net Worth required by Section 6.13 of the Credit Agreement, and (iv) failed to comply with the Net Income (Loss) requirements of Section 6.14 of the Credit Agreement (collectively the "Current Defaults"). Upon satisfaction by Borrower of all of the terms and conditions set forth in this Amendment, the Lender, although under no obligation to do so, shall waive the Current Defaults. Nothing herein shall be construed as a waiver by Lender of any existing default or Default Period under the terms of the Credit Agreement other than the Current Defaults. Nothing herein shall be construed as obligating Lender to waive any future defaults or Default Period under the Credit Agreement including any future defaults or Default

Period under Sections 6.1, 6.12, 6.13 and 6.14 of the Credit Agreement. Upon the satisfaction of all of the terms and conditions set forth in this Amendment, the Default Period arising as a result of the Current Defaults shall be deemed to have ceased.

                   3.      The Credit Agreement is hereby amended as follows:

                           (a)  The  definition  of  "Default  Rate"  is  hereby
deleted in its entirety and replaced as follows:

                           "Default  Rate" means at any time three  percent (3%)
                  over the Floating Rate, the Incentive Rate and/or the Increased Floating Rate, as applicable, which Default Rate shall change when and as the Floating Rate, the Incentive Rate and the Increased Floating Rate change.

                           (b) The  definition  of  "Floating  Rate"  is  hereby
deleted in its entirety and replaced as follows:

                           "Floating  Rate" means,  effective  April 1, 1997, an
                  annual rate equal to the sum of the Base Rate plus three percent (3%), which Floating Rate shall change when and as the Base Rate changes.

                           (c) The  definition  of  "Incentive  Rate" is  hereby
deleted in its entirety and replaced as follows:

                           "Incentive  Rate"  means an annual  rate equal to the
                  sum of the Base Rate, plus two percent (2%), which Incentive Rate shall change when and as the Base Rate changes.

                           (d) There is hereby added to the Credit Agreement the
"Increased Floating Rate" as a new defined term. The definition of the Increased Floating Rate shall be as follows:

                           "Increased  Floating Rate" means an annual rate equal
                  to the sum of the Base Rate, plus four percent (4%), which Increased Floating Rate shall change when and as the Base Rate changes.

                           (e) Section 2.9(a) of the Credit  Agreement is hereby
deleted in its entirety and replaced as follows:

                           The  principal  of the  Advances  and the  Term  Loan
                  outstanding from time to time during any month shall bear interest (computed on the basis of actual days elapsed in a 360-day year) at the Floating Rate; provided, however, if there is not a then existing Event of Default or Default Period, then from the first day of the first month following the receipt by the Lender of the fiscal year end audited financial statements of the Borrower complying with the provisions of Section 6.1(a) for the fiscal year ending December 31, 1997, the principal of the Advances and the Term Loan outstanding from time to time shall bear interest at the Incentive Rate, but only if such financial statements show a Net Loss of $400,000.00 or less; and
                  provided, further, however, in the event such financial statements show a Net Loss in excess of $750,000.00, then effective January 1, 1998, the principal of the Advances and the Term Loan outstanding from time to time shall bear interest at the Increased Floating Rate; and provided, further, however, that from the first day of any month during which any Default Period or Event of Default occurs or exists at any time, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Advances and the Term Loan outstanding from time to time shall bear interest at the Default Rate during the entire Default Period; and provided, further, however, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Interest accruing on the principal balance of the Advances and the Term Loan outstanding from time to time shall be payable on the first day of each succeeding month and on the Termination Date or earlier demand or prepayment in full. The Borrower agrees that the interest rate contracted for includes the interest rate set forth herein plus any other charges or fees set forth herein and costs and expenses incident to this transaction paid by the Borrower to the extent same are deemed interest under applicable law.

                           (f) Section 6.1(a) of the Credit  Agreement is hereby
modified to provide that (i) Borrower must deliver its audited financial statement for the fiscal year ended December 31, 1996 on or before April 21, 1997, and (ii) such audited financial statements may contain a going concern qualification based solely upon Borrower's ability to obtain adequate financing and funds in order to meet future obligations. These modifications apply only to the delivery of Borrower's audited financial statements for the fiscal year ended December 31, 1996. For all future years, Section 6.1(a) remains in full force and effect, unmodified in any way.

                           (g) Section  6.12 of the Credit  Agreement  is hereby
deleted in its entirety and replaced as follows:

                           Section 6.12 Debt Service Coverage Ratio. The Borrower agrees that it shall, as of the last day of each fiscal quarter, on and after March 31, 1998, maintain an average minimum debt service coverage ratio (based upon the period set forth below) as follows:


Quarter Ending                                 Debt Service Coverage
--------------                                 ---------------------
                                               Ratio
                                               -----

March 31, 1998                                 1.0 to 1 based upon the
                                               immediately preceding
                                               three month period

June 30, 1998                                  1.25 to 1 based upon the
                                               immediately preceding six
                                               month period

September 30, 1998                             1.25 to 1 based upon the
                                               immediately preceding
                                               nine month period

December 31, 1998 and on the                   1.25 to 1 based upon the
last day of each fiscal quarter                immediately preceding
thereafter                                     twelve month period


                           The debt service  coverage  ratio shall be calculated
                  according to the following formula:

        Funds from Operations + Interest Expense - Unfinanced Portion of
        ----------------------------------------------------------------
                              Capital Expenditures
                              --------------------
     Current Maturities Long-Term Debt (actually paid during the period) +
                                Interest Expense

                           (h) Section  6.13 of the Credit  Agreement  is hereby
deleted in its entirety and replaced as follows:

                           Section 6.13 Net Worth.  The Borrower  warrants that,
                  as of December 31, 1996 Borrower had a minimum Net Worth of not less than $6,300,000.00, less a dollar for dollar reduction for amounts associated exclusively with the write off of Roxxi acquisition goodwill in Borrower's 1996 fiscal year.

                           The Borrower  covenants that its minimum Net Worth as
                  of the end of each fiscal quarter, or month, as applicable, in the 1997 fiscal year shall decrease by not more than the amounts set forth below as measured from the Borrower's 1996 fiscal year end Net Worth.

                                            Cumulative Net Worth
                  Quarter/Month Ending      Increase (Decrease)
                  --------------------      -------------------
                  March 31, 1997            ($1,000,000.00)
                  June 30, 1997             ($1,600,000.00)
                  July 31, 1997             ($1,600,000.00)
                  August 31, 1997           ($1,600,000.00)
                  September 30, 1997        ($1,600,000.00)
                  October 31, 1997          ($1,600,000.00)

                  November 30, 1997         ($1,600,000.00)
                  December 31, 1997         ($1,600,000.00)

                           The Borrower  covenants that the minimum Net Worth as
                  of the end of each future fiscal quarter end, beginning with the fiscal quarter ending March 31, 1998, shall increase by not less than (or, in the event a decrease is allowed for such fiscal quarter, decrease by not more than) the amounts set forth below as measured from the immediately preceding fiscal quarter ending Net Worth.

                                            Net Worth Increase
                  Quarter Ending            (Decrease)
                  --------------            ------------------
                  March 31                  ($300,000.00)
                  June 30                    $400,000.00
                  September 30               $150,000.00
                  December 31               ($250,000.00)

                           Notwithstanding  anything to the contrary,  beginning
                  with the fiscal year ending December 31, 1998, and continuing each fiscal year thereafter, the Borrower's minimum Net Worth as of the end of each fiscal year end shall increase by not less than $300,000.00 over the Borrower's Net Worth as of the end of the immediately preceding fiscal year end.

                           (i) Section  6.14 of the Credit  Agreement  is hereby
deleted in its entirety and replaced as follows:

                           6.14 Net Income. The Borrower covenants that beginning with the fiscal quarter ending March 31, 1997, and continuing each fiscal quarter, or month, as applicable, in the 1997 fiscal year thereafter it shall achieve a cumulative 1997 fiscal year Net Loss of not more than the amounts set forth below:

                  Quarter Ending            Cumulative Net Loss
                  --------------            -------------------
                  March 31, 1997            ($1,000,000.00)
                  June 30, 1997             ($1,600,000.00)
                  July 31, 1997             ($1,600,000.00)
                  August 31, 1997           ($1,600,000.00)
                  September 30, 1997        ($1,600,000.00)
                  October 31, 1997          ($1,600,000.00)
                  November 30, 1997         ($1,600,000.00)
                  December 31, 1997         ($1,600,000.00)

                           The Borrower covenants that beginning with the fiscal
                  quarter ending March 31, 1998, and continuing each fiscal quarter thereafter, it shall achieve a Net Income of at least (or, in the event a Net Loss is allowed for such fiscal quarter, a Net Loss of not more than) the amount set forth below for each fiscal quarter of each fiscal year.

                  Quarter Ending            Net Income (Loss)
                  --------------            -----------------
                  March 31                  ($300,000.00)
                  June 30                    $400,000.00
                  September 30               $150,000.00
                  December 31               ($250,000.00)

                           Except as specifically provided above, prior to March
                  of 1998 there shall be no limitation as to the amount of a Net Loss the Borrower shall be allowed to sustain in any one month. Notwithstanding anything to the contrary, beginning with March of 1998, and continuing for each month thereafter, the Borrower shall not suffer a Net Loss in excess of $100,000.00 in any one month. Notwithstanding anything to the contrary, beginning with the fiscal year ending December 31, 1998, and continuing each fiscal year thereafter, the Borrower shall achieve a Net Income of not less than $300,000.00.

                           (j) Section  7.10 of the Credit  Agreement  is hereby
deleted in its entirety and replaced as follows:

                           7.10 Capital Expenditures. The Borrower will not expend or contract to make unfinanced Capital Expenditure greater than (i) $250,000.00 in the aggregate during the 1997 fiscal year, or (ii) $800,000.00 in the aggregate during any fiscal year thereafter for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset, whether payable currently or in the future.

                   4. Except as specifically amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance thereunder.

                   5. The Borrower agrees to pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $20,000.00 in consideration of the execution by the Lender of this Amendment.

                   6. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                           (a)  Certificate  of the  Secretary  of the  Borrower
certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and
(iii) certifying that the officers and agents of the Borrower who have been certified to the Lender as being authorized to sign and to act on behalf of the Borrower continue to be so authorized.

                   7. The Borrower hereby represents and warrants to the Lender as follows:

                           (a)  The  Borrower  has  all   requisite   power  and
authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                           (b) The  execution,  delivery and  performance by the
Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                           (c)  All  of  the   representations   and  warranties
contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                   8. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                   9. From the date of this Amendment forward, Exhibit D of the Credit Agreement shall be amended to comply with the revisions to the Credit Agreement contained herein.

                  10. Except as specifically set forth in Section 2 above, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default, Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  11. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  12. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 5 hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                       ROYAL GRIP, INC., a Nevada corporation



                                       By /s/ Thomas A. Schneider
                                         ---------------------------------
                                           Its   Secretary
                                              ----------------------------

                                       ROXXI, INC., a Nevada corporation



                                       By /s/ Thomas A. Schneider
                                         ---------------------------------
                                           Its   Secretary
                                              ----------------------------

                                       NORWEST BUSINESS CREDIT, INC., a
                                           Minnesota corporation



                                       By /s/ Scott Schryver
                                         ---------------------------------
                                           Its Vice-President
                                              ----------------------------
                                       -8-